Exhibit 32.2

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Champps Entertainment, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on February 8, 2007 (the “Report”), I, David D. Womack, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 8, 2007	By:	/s/ David D. Womack
David D. Womack
Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by this Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.